UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2020
OPKO Health, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd.	Miami,	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (305) 575-4100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OPK	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On June 25, 2020, OPKO Health, Inc. (the “Company”), held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a summary of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting and the corresponding votes.

1.	All nine nominees were elected to the Board of Directors with each director receiving votes as follows:

Election of Directors	For	Withheld	Broker Non-Votes

Phillip Frost, M.D.	381,793,595	16,376,829	146,629,158
Jane H. Hsiao, Ph.D.	358,503,157	39,667,267	146,629,158
Steven D. Rubin	350,453,143	47,717,281	146,629,158
Robert S. Fishel, M.D.	391,922,739	6,247,685	146,629,158
Richard M. Krasno, Ph.D.	382,493,647	15,676,777	146,629,158
Richard A. Lerner, M.D.	361,304,483	36,865,941	146,629,158
John A. Paganelli	355,000,358	43,170,066	146,629,158
Richard C. Pfenniger, Jr.	375,075,771	23,094,653	146,629,158
Alice Lin-Tsing Yu, M.D., Ph.D.	382,834,580	15,335,844	146,629,158

2.
The stockholders voted to approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s 2020 Proxy Statement for the Annual Meeting. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

375,947,339	20,611,221	1,611,770	146,629,158

3.
The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

540,008,637	3,433,873	1,180,971	0

No other matters were considered or voted upon at the meeting.

ITEM 7.01.	Regulation FD Disclosure.

A transcript of the Annual Meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Transcript of OPKO Health, Inc. 2020 Annual Meeting of Stockholders held June 25, 2020.

104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document

Exhibit Index

Exhibit No.	Description

99.1	Transcript of 2020 Annual Meeting of Stockholders held June 25, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

	By:	/s/ Steven D. Rubin
Date: June 26, 2020	Name:	Steven D. Rubin
	Title:	Executive Vice President - Administration